 ©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014  Alliance Data NYSE: ADS  Third Quarter ResultsOctober 16, 2014  Exhibit 99.1

 ©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014  Conversant AcquisitionOn September 11, 2014, the Company entered into an Agreement and Plan of Merger with Conversant, Inc. and Amber Sub LLC, a direct wholly-owned subsidiary of Alliance Data Systems Corporation. The agreement provides for the merger of Conversant with and into Amber Sub LLC, with Amber Sub LLC continuing as the surviving company and a direct wholly-owned subsidiary of the Company. The parties currently expect to close the transaction by year end. However, completion of the transaction is subject to customary conditions, including approval by Conversant stockholders, listing on the New York Stock Exchange of the shares of Alliance Data common stock to be issued in the transaction, effectiveness of Alliance Data's registration statement on Form S-4 and receipt of required regulatory approvals. Important Information for Investors and StockholdersThis communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed merger between Conversant, Inc. and a subsidiary of Alliance Data Systems Corporation. In connection with the proposed merger, on October 2, 2014, Alliance Data filed with the United States Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (File No. 333-199128) containing a proxy statement/prospectus. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to stockholders of Conversant. SECURITY HOLDERS OF CONVERSANT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders can obtain copies of the registration statement and proxy statement/prospectus and other documents filed with the SEC by Alliance Data and Conversant, without charge, through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Alliance Data will be made available free of charge on Alliance Data’s website at www.alliancedata.com. Copies of documents filed with the SEC by Conversant will be made available free of charge on Conversant’s website at www.conversantmedia.com.  1

 ©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014  Safe Harbor Statement/Forward Looking StatementsCertain information set forth in this communication, including financial estimates and projections and statements as to the expected timing, completion and effects of the proposed merger between Alliance Data and Conversant, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “predict,” “project,” “would” and similar expressions as they relate to each company or their respective management teams. These estimates and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expected in or suggested by such statements. Such estimates and statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions, the estimated timetable for completing the transaction and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Alliance Data and are subject to significant risks and uncertainties outside of our control.Participants in the SolicitationAlliance Data Systems Corporation and Conversant, Inc. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Conversant common stock in respect of the proposed transaction. Information about Alliance Data’s directors and executive officers is set forth in the proxy statement for Alliance Data’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2014. Information about Conversant’s directors and executive officers is set forth in the proxy statement for Conversant’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2014. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, through securities holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed merger. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Alliance Data or Conversant using the sources indicated above.  2

Earnings Release | October 16, 2014 3

Agenda

- Speakers:

Name	Title
Ed Heffernan	President and CEO
Charles Horn	EVP and CFO
Melisa Miller	EVP and President – Retail Services

- Third Quarter 2014 Consolidated Results
- Segment Results
- Liquidity
- 2014 Final Guidance
- Initial 2015 Guidance

AllianceData.
©2014 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

 ©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014  Third Quarter 2014 Consolidated Results(MM, except per share)  Note: EPS is ‘net income attributable to ADS stockholders per diluted share’. Core EPS is ‘core earnings attributable to ADS stockholders per diluted share’. Adjusted EBITDA, net is ‘adjusted EBITDA net of funding costs and non-controlling interest’.    Quarter Ended September 30,  Quarter Ended September 30,      2014  2013  % Change  Revenue  $ 1,319   $ 1,096  +20%  EPS  $ 2.74   $ 2.01  +36%  Core EPS  $ 3.47   $ 2.67  +30%  Adjusted EBITDA, net  $ 376   $ 328  +15%          Diluted shares outstanding  59.9  66.0  -9%  Organic revenue growth of 10 percent compared to the third quarter of 2013.Solid acceleration in growth rate for adjusted EBITDA, net.Stable diluted share count going forward.  4

 ©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014  LoyaltyOne (MM)  BrandLoyalty contributed $110 million in revenue and $21 million ($13 million, net) in adjusted EBITDA.Unfavorable FX rates reduced revenue and adjusted EBITDA, net by $10 million and $3 million, respectively.Timing of promotional activity by certain large sponsors negatively impacted issuance growth.AIR MILES adjusted EBITDA margins were 27 percent for the third quarter of 2014.    Quarter Ended September 30,  Quarter Ended September 30,      2014  2013  % Change  Revenue  $ 324   $ 213  +52%  Adjusted EBITDA  $ 78   $ 62  +25%  Non-controlling interest   -8    0    Adjusted EBITDA, net  $ 70   $ 62  +12%  Adjusted EBITDA %  24%  29%  -5%  Key Metrics:         AIR MILES® reward miles issued  1,287  1,342  -4%   AIR MILES reward miles redeemed  993  887  +12%   Average CDN FX rate  0.92  0.96  -4%  5

 ©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014  Epsilon (MM)  Backlog remains up double digit compared to last year. Roll-out of two new Agency clients slightly behind schedule. Solid 20 percent growth in volumes from Agility Harmony digital messaging platform (DMP).     Quarter Ended September 30,  Quarter Ended September 30,      2014  2013  % Change  Technology  $ 128   $ 116   +10%  Data  57  54  +6%  Agency  193  187  +3%   Total revenue  $ 378   $ 356   +6%          Adjusted EBITDA, net  $ 84   $ 78   +7%  Adjusted EBITDA, net %  22%  22%  0%  6

 ©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014  Private Label Services and Credit (MM)  Revenue increased 17 percent on a 22 percent increase in average credit card receivables. Operating expenses increased only 14 percent reflecting strong expense leveraging. The provision for loan losses increased 26 percent driven by strong growth in ending card receivables.     Quarter Ended September 30,  Quarter Ended September 30,      2014  2013  % Change  Finance charges, net  $ 598   $ 508  +18%  Other revenue  24  23  +5%   Total revenue  $ 622   $ 531  +17%          Operating expenses  221  194  +14%  Provision for loan losses  115  91  +26%  Funding costs  31  30  +5%  Adjusted EBITDA, net  $ 255   $ 216  +18%  Adjusted EBITDA, net %  41%  41%  0%  7

Earnings Release | October 16, 2014 8

Private Label Services and Credit (MM)

	Quarter Ended September 30,		
Key metrics:	2014	2013	Change
Total gross yield	28.5%	29.7%	-1.2%
Credit sales	$ 4,479	$ 3,628	+23%
Average credit card receivables	$ 8,737	$ 7,155	+22%
Ending credit card receivables	$ 9,295	$ 7,457	+25%
Allowance for loan losses	$ 511	$ 462	+11%
Principal loss rates	4.0%	4.3%	-0.3%
Normalized principal loss rates	4.1%	4.5%	-0.4%
Delinquency rate	4.4%	4.5%	-0.1%
Return on average assets	5.9%	6.0%	-0.1%

- The acquisition of two card portfolios (about $380 million) during the third quarter, pressured gross yields.
- The allowance for loan loss reserve rate was 5.7 percent at September 30, 2014 compared to 6.2 percent at September 30, 2013. The decrease is due to improved loss experience.
- Reservable ending credit card receivables were $9.0 billion at September 30, 2014. This number excludes acquired card receivables, which are recorded net of anticipated charge-offs at the acquisition date.

AllianceData.

©2014 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

Earnings Release | October 16, 2014 9

Private Label Credit and Services

Ensuring Our Data-Driven Model with Mobile – 36 million active cardholders

Mobile Customer: In-store Experience



Amanda has an Android phone or iPhone

APPLY



1. She scans QR code to apply while shopping
2. She enters: Name, birthdate, SSN, Address, and Phone
3. The data is sent to ADS and Amanda is approved in 30 seconds

DOWNLOAD AND ACCESS



1. She downloads the retailer's app
2. Virtual card appears on her phone

PURCHASE



Amanda's virtual card is scanned at POS or she taps phone at POS (NFC, Android)

↓

Purchases with virtual card are **40%+ more** than traditional method

MORE

Loyalty program initiated / updated

Opts in for location-based offers (60% opt-in rate)

Summary:

1. From plastic to virtual
2. Resides within smartphone for greater security and convenience for our customers
3. **SKU / category data** still received by Alliance Data
4. **Retailer's mobile app** is on customers smartphone; card does not need to be embedded in Apple Pay
5. Subsequent purchases: open retailer app on phone and pay
6. **Retailer's mobile app can be used to manage:**
   - Purchases
   - Payments
   - Rewards / loyalty programs
   - Coupons
   - Personalized, relevant messages

AllianceData.

©2014 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

 ©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014  Liquidity  LiquidityCorporate:$1.4 billion in usable liquidity at September 30, 2014ADS issued $600 million of 5.375% senior notes during the quarterDebt levels remain moderate; leverage ratio of 2.1x at September 30, 2014Banks (Comenity Bank and Comenity Capital Bank): $3.7 billion of available liquidity at September 30, 2014No dividends were paid to parent during the quarterComenity Bank regulatory ratios at September 30, 2014 were Tier 1: 16 percent; Leverage: 15 percent; Total Risk-based: 17 percent Repurchase Program$218 million of $400 million board authorization spent year-to-date; 873 thousand shares acquired  10

 ©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014    2013    2014        Actual    Final Guidance    % Increase  Revenue  $ 4,319    $ 5,300    +23%              Core Earnings  $ 669    $ 771    +15%              Diluted shares outstanding  66.9    62.2    -7%              Core EPS   $ 10.01     $ 12.40    +24%              Adjusted EBITDA  $ 1,374    $ 1,585    +15%  Adjusted EBITDA, net *   $ 1,250    $ 1,410    +13%  2014 Final Guidance($MM, except per share)  +10% organic  Core EPS guidance increased by $0.05 from second quarter 2014 guidance. The acquisition of two card portfolios (about $600 million) during the fourth quarter creates a drag to core EPS of approximately $0.12. A timing issue due to on-boarding late in the year.  * Net of portfolio funding costs and 40 percent non-controlling interest in BrandLoyalty.  11

 ©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014    2014    2015        Final Guidance    Initial Guidance    % Increase  Revenue   $ 5,300    $ 6,625    +25%              Core Earnings  $ 771    $ 958    +24%              Diluted shares outstanding  62.2    64.7*                  Core EPS  $ 12.40    $ 14.80 to $15.00    ~20%              Adjusted EBITDA  $ 1,585     $ 1,975    +24%   Adjusted EBITDA, net**  $ 1,410     $ 1,800    +27%              Initial 2015 Guidance($MM, except per share)  * Includes 4.7 million shares to be issued as part of pending Conversant (CNVR) acquisition. ** Net of portfolio funding costs and 40 percent (2014) and 30 percent (2015) non-controlling interest in BrandLoyalty.  Initial core EPS guidance of $14.80 to $15.00 for 2015. Assumes the Conversant acquisition is completed by January 1, 2015. Continued card receivables growth creates a drag to core EPS of approximately $0.25. This is a timing issue as initial provision build leads revenue recognition.   12

Earnings Release | October 16, 2014 13

2015 Guidance

- Private Label
  - 20 percent growth in average and ending card receivables, or about $1.8 billion and $2.2 billion, respectively
    - *Continued strong growth rates will trigger reserve build despite stable loan loss rates*
  - Moderate gross yield compression, or about 60 bps, due to mix and influence of new programs
  - New client signings expected to add $2 billion of card receivables by year 3
  - Stable principal loss and funding rates
  - High double-digit revenue and low double-digit adjusted EBITDA growth
    - *Dampening impact to adjusted EBITDA from reserve build attributable to growth*
- Loyalty One
  - Mid-single-digit growth in revenue and adjusted EBITDA for AIR MILES
  - Approximately 4 percent growth in AIR MILES reward miles issued
  - Mid-teens growth in revenue and adjusted EBITDA for BrandLoyalty
    - *Continued migration of programs into consumers' digital devices*
  - Brazil: dotz collectors expected to grow to 16 million by year-end
    - Rio & Sao Paulo regions launched

AllianceData.

©2014 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

Earnings Release | October 16, 2014 14

2015 Guidance cont.

- **Epsilon**
  - High-single-digit organic revenue and adjusted EBITDA growth
  - Balanced growth across data, database/loyalty platforms, digital agency and distribution
  - Double-digit growth in email and other digital offerings as Agility Harmony ramps
  - Additionally, the pending acquisition of CNVR is expected to add $670 million and $230 million in revenue and adjusted EBITDA, respectively
    - *Potential upside from revenue and cost synergies*
    - *High-single-digit organic revenue and adjusted EBITDA growth*
    - *Implement cross-sell strategy to bring products to ADS' top 500 clients*
    - *Complete transition to high-touch , targeted display model based upon 1st party transactional off-line and on-line data*

- **Consolidated**
  - Approximately $1.1 billion in free cash flow prior to regulatory capital support
  - Corporate cash interest expense of approximately $160 million in 2015 due to pending CNVR acquisition and payments to BrandLoyalty under earn-out and stepped acquisition arrangements
  - Core depreciation and amortization of approximately $160 million in 2015
  - Non-controlling interest in BrandLoyalty decreases to 30 percent in 2015

AllianceData

©2014 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014  Past – Present – Future    Pre-Recession  Great Recession  Great Recession  Recovery  Recovery              2007  2008  2009  2010  2011  2012  2013  2014e  2015e  CAGR  Revenue (in billions)   $2.0  $2.0  $2.0  $2.8  $3.2  $3.6  $4.3  $5.3  $6.6  16%  Adjusted EBITDA, net(in millions)   $0.6  $0.6  $0.6  $0.6  $0.8  $1.0  $1.2  $1.4  $1.8  14%  Core EPS  $3.88  $4.42  $5.16  $5.86  $7.63  $8.71  $10.01  $12.40  $14.80  18%  ADS Long-term Model:  Organic revenue growth 3 times that of GDP M&A/share repurchases incremental ≥60 percent adjusted EBITDA converted to free cash flowAnnual growth in revenue, adjusted EBITDA, net and core EPS of 16 percent, 14 percent, and 18 percent, respectively, over the last eight years. This compares to 2 percent and 5 percent in revenues and operating earnings, respectively, for the marketAnnual stock return of 18 percent since 2007 compared to 4 percent for overall marketBottom line: powerful combination of high growth, strong free cash flow and consistent earnings performance  15

 ©2014 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | October 16, 2014  Q & A